Exhibit 10.8

EXECUTION VERSION

THIRD AMENDMENT TO EQUITYHOLDERS’ AGREEMENT

THIS THIRD AMENDMENT (this “Amendment”) of that certain Equityholders’ Agreement dated as of November 28, 2008 (the “Original Agreement”) is entered into as of December 17, 2012, by and among CLEARWIRE CORPORATION, a Delaware corporation (the “Company”), SPRINT HOLDCO, LLC, a Delaware limited liability company (“Sprint”), SN UHC 1, INC., a Delaware corporation (“SN UHC”), INTEL CAPITAL WIRELESS INVESTMENT CORPORATION 2008A, a Delaware corporation (“Intel A”), INTEL CAPITAL CORPORATION, a Delaware corporation (“Intel Capital”), INTEL CAPITAL (CAYMAN) CORPORATION, a Cayman Islands corporation (“Intel Cayman”), MIDDLEFIELD VENTURES, INC., a Delaware corporation (“Middlefield”, and together with Intel A, Intel Capital and Intel Cayman, “Intel”), and COMCAST CORPORATION, a Pennsylvania corporation, in its capacity as the Strategic Investor Representative (“Comcast”), as amended by Amendment to Equityholders’ Agreement, dated as of December 8, 2010 and Second Amendment to Equityholders’ Agreement, dated as of December 17, 2012 (together with the Original Agreement, the “Agreement”). Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Agreement.

RECITALS

WHEREAS, the Company, Sprint Nextel Corporation, a Kansas corporation (“Sprint Nextel”), and Collie Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of Sprint Nextel (“Acquisition Corp.”), are parties to an Agreement and Plan of Merger (the “Merger Agreement”), dated as of even date herewith, pursuant to which Acquisition Corp. will be merged with and into the Company (the “Merger”) with the Company surviving the Merger, upon the terms and subject to the conditions set forth in the Merger Agreement;

WHEREAS, in connection with the execution of the Merger Agreement, Sprint Nextel, the Company, Clearwire Communications LLC, and Clearwire Finance, Inc. have entered into a Note Purchase Agreement (the “Note Purchase Agreement”), dated as of even date herewith, pursuant to which Sprint Nextel has agreed to purchase from Clearwire Communications LLC and Clearwire Finance, Inc., exchangeable notes (the “Notes”) in the aggregate principal amount of up to $800,000,000, which Notes will be exchangeable for Class A Common Stock or Class B Common Stock (together with corresponding Class B Units), upon the terms and subject to the conditions set forth in the Notes and the related indenture; and

WHEREAS, in connection with the issuance of the Notes, the parties hereto desire to amend the Agreement as set forth herein.

NOW THEREFORE, the parties hereto agree as follows:

AGREEMENT

1. Amendments to the Agreement.

(a) The definition of “Percentage Interest” set forth in Exhibit A of the Agreement is hereby amended and restated in its entirety to read as follows:

“‘Percentage Interest’ means, at the time of determination with respect to any Person, the voting power represented by the Voting Securities then collectively held by that Person and its Permitted Transferees and Permitted Designees (or, in the case of a Person that is not an Equityholder, its Affiliates) as a percentage of the voting power attributable to all Voting Securities then outstanding; provided that (a) the Percentage Interest of Intel will be calculated as though Intel did not hold any Existing Intel Shares (i.e., the Existing Intel Shares will be counted in the denominator, but not in the numerator, in any calculation of Intel’s Percentage Interest) and (b) (i) any Equity Securities issued by the Company under Section 10.1(b)(iv)(E), (F), (H) or (I) of the Transaction Agreement or in connection with the transactions described in Items 2, 3, 4 and 8 of Section 6.13(c)(ii) or Item 4 of Section 10.1(b)(iv) of the Clearwire Disclosure Schedules (as defined in the Transaction Agreement) and (ii) any Equity Securities issued by the Company to Sprint Nextel or any of its Affiliates under or in connection with the Note Purchase Agreement, in each case including any Equity Securities issued upon exercise, conversion or exchange of such Equity Securities, will be deemed not to be outstanding for the purpose of calculating an Equityholder’s Percentage Interest (including, for the avoidance of doubt, the Strategic Investor Group’s Percentage Interest); provided, further, that clause (b)(ii) of the foregoing proviso shall not apply with respect to the provisions of Section 2.13(f)(i).”

(b) The definition of “Voting Securities” set forth in Exhibit A of the Agreement is hereby amended and restated in its entirety to read as follows:

“‘Voting Securities’ means, at any time, any class of Equity Securities of the Company that are then entitled to vote generally in the election of Directors; provided that, solely for purposes of Section 2.7(d) and the definition of “Preemptive Right Pro Rata Share” set forth in Section 3.5(a), Voting Securities shall not be deemed to include and shall not take into account any Equity Securities issued by the Company to Sprint Nextel or any of its Affiliates under or in connection with the Note Purchase Agreement, including any Equity Securities issued upon exercise, conversion or exchange of such Equity Securities.”

(c) The following definition is hereby added to Exhibit A of the Agreement in the correct alphabetical order:

“‘Note Purchase Agreement’ means the Note Purchase Agreement, dated as of December 17, 2012, among the Company, the LLC, Clearwire Finance, Inc. and Sprint Nextel.”

(d) Section 3.4(b) of the Agreement is hereby amended by adding the following proviso at the end of the penultimate sentence of such section and before the period in such penultimate sentence:

“provided that, for purposes of the foregoing, “Equity Securities” shall not be deemed to include and shall not take into account any Equity Securities issued by the Company to

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Sprint Nextel or any of its Affiliates under or in connection with the Note Purchase Agreement, including any Equity Securities issued upon exercise, conversion or exchange of such Equity Securities”

2. Other Provisions. This Amendment shall be limited as written and nothing herein shall be deemed to constitute an amendment of any other term, provision or condition of the Agreement or prejudice any right or remedy that any party hereto may have or may in the future have under the Agreement or otherwise. Except as expressly set forth herein and in any waiver executed in accordance with the terms of the Agreement, all provisions of the Agreement shall remain in full force and effect. Without limiting the generality of the preceding sentence, except as specifically set forth herein, nothing in this Amendment shall affect, or be deemed a waiver of, any Board or Equityholder approval provision in the Agreement.

3. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original and all of which shall constitute one and the same Amendment.

4. Confidential Information. This Amendment shall be deemed Confidential Information as defined in Section 4.7 of the Agreement.

5. Amendment/Assignment. This Amendment may only be amended by an instrument in writing signed on behalf of each of the parties hereto. No party may assign his or its rights or delegate his or its duties and obligations to be performed under this Amendment without the prior written consent of each of the other parties. Other than with respect to Sprint Nextel and the Strategic Investors (other than Comcast), which are not signatories to this Amendment but which shall be third party beneficiaries of this Amendment, no other Person that is not a party hereto may exercise any right or enforce any obligation under this Amendment.

6. Agreement. This Amendment sets forth the entire understanding of the parties with respect to the subject matter contemplated hereby. This Amendment is binding on and will inure to the benefit of Sprint Nextel and all of the Equityholders as well as all other parties hereto and their respective successors and permitted assigns.

7. Effectiveness; References. This Amendment shall become effective as of the date hereof upon the execution and delivery of counterparts hereof by each of the parties hereto. Each reference to “hereof”, “hereunder” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference in the Agreement shall, after the amendments herein become effective, refer to the Agreement as amended hereby.

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IN WITNESS WHEREOF, the parties to this Amendment have executed this Amendment as of the date set forth in the first paragraph hereof.

INTEL CAPITAL WIRELESS INVESTMENT CORPORATION 2008A		INTEL CAPITAL CORPORATION

/s/ Arvind Sodhani		/s/ Arvind Sodhani
Name:	Arvind Sodhani	Name:	Arvind Sodhani
Title:	President	Title:	President

CLEARWIRE CORPORATION		INTEL CAPITAL (CAYMAN) CORPORATION

/s/ Hope Cochran
Name:	Hope Cochran	/s/ Arvind Sodhani
Title:	Chief Financial Officer	Name:	Arvind Sodhani
		Title:	President

MIDDLEFIELD VENTURES, INC.

/s/ Arvind Sodhani
		Name:	Arvind Sodhani
		Title:	President

[Signature Page to the Third Amendment to the Equityholders’ Agreement by and among Clearwire Corporation, Sprint Holdco, LLC, SN UHC 1, Inc., Intel Capital Wireless Investment Corporation 2008A, Intel Capital Corporation, Intel Capital (Cayman) Corporation, Middlefield Ventures, Inc., and Comcast Corporation in its capacity as the Strategic Investor Representative]

SPRINT HOLDCO, LLC

By:	/s/ Charles R. Wunsch
	Name:	Charles R. Wunsch
	Title:	President

SN UHC 1, INC.

By:	/s/ Charles R. Wunsch
	Name:	Charles R. Wunsch
	Title:	President

[Signature Page to the Third Amendment to the Equityholders’ Agreement by and among Clearwire Corporation, Sprint Holdco, LLC, SN UHC 1, Inc., Intel Capital Wireless Investment Corporation 2008A, Intel Capital Corporation, Intel Capital (Cayman) Corporation, Middlefield Ventures, Inc., and Comcast Corporation in its capacity as the Strategic Investor Representative]

COMCAST CORPORATION, as the Strategic Investor Representative

By:	/s/ Robert S. Pick
	Name:	Robert S. Pick
	Title:	Senior Vice President

[Signature Page to the Third Amendment to the Equityholders’ Agreement by and among Clearwire Corporation, Sprint Holdco, LLC, SN UHC 1, Inc., Intel Capital Wireless Investment Corporation 2008A, Intel Capital Corporation, Intel Capital (Cayman) Corporation, Middlefield Ventures, Inc., and Comcast Corporation in its capacity as the Strategic Investor Representative]